November 27, 2000




Dear Quant International Equity Fund Shareholder:

On September 7, 2000, the Board of Trustees of Quant Funds approved the termination of the Advisory Contract with Independence International Associates, Inc. and approved a new Advisory Contract with State Street Bank and Trust to serve as the manager of the International Equity Fund, effective October 1, 2000.

As a matter of regulatory compliance, we send you the enclosed information statement that describes the management structure of Quant Funds, ownership of State Street Bank and Trust, as well as the terms of the Advisory Contract with State Street Bank and Trust. We believe that this change in manager will benefit the shareholders of the International Equity Fund.

Please feel free to call us at (800) 331-1244 should you have any questions on the enclosed information statement. We thank you for your continued interest in Quant Funds.

Sincerely,

/s/ Willard L. Umphrey

Willard L. Umphrey
President



                           QUANT FUNDS

                 QUANT INTERNATIONAL EQUITY FUND

                       55 Old Bedford Road
                  Lincoln, Massachusetts 01773
                      ____________________

                      INFORMATION STATEMENT
                      ____________________


      This information statement is being provided to the shareholders of the International Equity Fund (the "International Equity Fund") of Quant Funds. This information statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order Quant Funds has received from the Securities and Exchange Commission. The exemptive order permits Quant Funds' manager, Quantitative Advisors ("QA" or the "Manager") subject to certain conditions, to enter into or amend a contract with a sub advisor ("Advisor") to manage the holdings in the Funds' portfolios ("Advisory Contract") without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisors and to recommend their hiring, termination, and replacement. Shareholders of a fund continue to have the right to terminate the Advisory Contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the fund. Shareholders will be notified of any Advisor changes or other material amendments to an Advisory Contract that occurs under these arrangements.

     This information statement will be mailed on or about
November 27, 2000.

Quant Funds

     The International Equity Fund is one of six investment portfolios (individually a "Fund", collectively "the Funds") of Quant Funds. Quant Funds entered into an investment management agreement with QA, dated January 1, 1999, revised to provide for payment to QA by Quant Funds of a management fee effective January 31, 1999 (the "Management Agreement"). Pursuant to the Management Agreement with Quant Funds, QA provides the following services to each Fund of Quant Funds: (i) manages, supervises and conducts the affairs and business of the Fund and matters incidental thereto; (ii) except to the extent that any such facilities are provided for any series of the Fund by its Advisor, the Manager, at its expense, will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully, (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, but excluding shareholder accounting services. For providing these services, QA is paid by each Fund a fee (the "Management Fee") equal on an annual basis to a percentage of the Fund's average daily net asset value. The International Equity Fund pays QA a Management Fee equal on an annual basis to 1.00% of the International Equity Fund's average
daily net asset value.    QA is responsible for paying any fees
to the Advisor pursuant to its individual Advisory Contracts.
For the fiscal year ended March 31, 2000, the International Equity Fund paid QA $217,370.

     QA recommends Advisors for the Funds to the Board of Trustees based upon its continuing quantitative and qualitative evaluation of the Advisors' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Advisor and QA does not expect to recommend frequent changes of Advisors. The Advisors do not provide any services to the Funds except portfolio investment management.

The Advisory Contract

     QA entered into an initial Advisory Contract with Independence International Associates, Inc. ("Independence") on July 30, 1987 as amended from time to time (the "Former Agreement"), who agreed to serve as the International Equity Fund's Advisor. For the fiscal year ended March 31, 2000, QA had paid Independence $108,684 pursuant to the terms of the Former Agreement, as reentered into on January 31, 1999. Such fee was paid from the proceeds of the 1.00% Management Fee paid by the Fund to QA.

     At a meeting held on September 7, 2000, the Board of Trustees, including a majority of the independent Trustees, approved the termination of the Former Agreement and approved a new Advisory Agreement with State Street Global Advisors a unit of State Street Bank and Trust ("State Street"), which became effective October 1, 2000 (the "New Agreement").

     The New Agreement between QA and State Street relating to the International Equity Fund is nearly identical to the Former Agreement with Independence except for a change to the method of calculating the fees paid to the Advisor. The duties to be performed under this New Agreement are the same, and the standard of care of the agreement is identical to the other Advisory Agreements with the other Advisors of Quant Funds. The form of the New Agreement with State Street is attached to this information statement as Exhibit A. This Agreement will remain in effect until October 1, 2001 and will continue thereafter for one year terms subject to annual approval by the Board of Trustees.

     State Street makes investment decisions and continuously reviews, supervises, and administers the International Equity Fund's investment program with respect to these assets. State Street is independent of QA and discharges its responsibilities subject to QA's and the Board of Trustees' supervision and in a manner consistent with the International Equity Fund's investment objective, policies and limitations.

     Advisory Fees. The fees paid to the Advisor of a Fund are based on the average daily total net assets of the Fund. For a complete discussion of the fees paid to Advisors, see "Advisory Fees" in the Funds' Statement of Additional Information, dated August 1, 2000.

     Under the Former Agreement, QA paid Independence a fee of 0.50% monthly based on the average daily total net assets of the Fund. The New Agreement restructures the fee paid to State Street. The new fee is computed and paid monthly at the annual rate of 0.50% of the first $30 million, 0.40% of amounts in excess of $30 million but up to $100 million and 0.35% of amounts in excess of $100 million of the average daily total net assets, with an annual minimum of $75,000. As stated above in the "Advisory Contract" section of this Information Statement, the Advisory Fee is paid from the Management Fee paid to the Manager and is not paid directly from the Fund itself. Therefore, while the New Agreement may result in a higher Advisory Fee being paid to the Advisor of the Fund than the Former Agreement, this would not be an added expense to the Fund since the Fund is contracted to pay only the 1.00% Management Fee to the Manager and the Manager is responsible for paying the Advisory Fee.

Information on State Street

     The following is a description of State Street that is based on information provided by State Street. State Street is not affiliated with QA.

STATE STREET BANK AND TRUST
State Street Global Advisors
Two International Place
Boston, MA  02110

      State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly owned bank holding company. State Street manages over $150 billion in assets for employee benefit plans, endowment funds and individuals. Mr. Edward Allinson, CFA is managing the International Equity Fund. Mr. Allinson is a principal at State Street and is the Lead Portfolio Manager for the International Growth Opportunities Strategy within the Global Fundamental Strategies group. Prior to joining State Street in 1999, Mr. Allinson worked at Brown Brothers Harmon as a Senior Portfolio Manager, at First Pacific Securities as an Assistant Director in Institutional Asian equity sales and as a portfolio manager at Citibank's Domestic Private Banking Group. Marshall Carter, Savid Spina, Tenley Albright, David Gruber, I. MacAllister Booth, John M. Kucharshi, James I. Cash Jr., Charles
R. LaMantia, Truman S. Casner, David Perini, Nader Darehshori, Dennis J. Picard, Arthur L. Goldstein, and David Chapman Walsh are Directors of State Street Global Advisors and are therefore considered control persons.

     State Street, the investment manager of State Street Corporation, uses quantitative and traditional techniques to manage $729 billion in investment programs and portfolios for institutional and individual investors. Globally, State Street has full investment operations in Hong Kong, Tokyo, Singapore, London, Paris, Montreal, Munich and Sydney. It also has offices in Brussels, Dubai, Guangzhou, Moscow, Prague, Santiago, Toronto, Vienna, Zurich and Montpellier, France. In addition to Boston, State Street has offices across the United States in Georgia, Illinois, Florida, Connecticut, New Hampshire, New York and California.

Board of Directors' Recommendation

     The Board of Directors of Quant Funds consists of:

       Name                  Position
Robert M.           Trustee
Armstrong
John M. Bulbrook    Trustee
Edward E. Burrows   Trustee
Joseph J. Caruso    Trustee
Leon Okurowski*     Trustee, Vice President,
                    Treasurer
Willard L.          President, Chairman,
Umphrey*            Trustee
Ron Zwanziger       Trustee
*interested
person

     In approving the New Agreement, the Board of Trustees, at an in-person meeting held on September 7, 2000, considered a number of factors, including (i) the nature, quality and extent of the services furnished by Independence to the International Equity Fund and those proposed by State Street; (ii) Independence's and State Street's investment approach and in particular the performance that Independence has achieved for the International Equity Fund and State Street's performance of its international equity funds; (iii) the structure of Independence and its ability to continue to provide services to the International Equity Fund;
(iv) the effect of the proposed change in manager of the International Equity Fund; (v) that the fees payable under the New Agreement to State Street will in all likelihood be equal to the fees that would have been paid under the Former Agreement;
(vi) comparative data to other funds as to investment performance, investment management fees and as to expense ratios, and (vii) that the terms of the two agreements are otherwise nearly identical.

     The Board discussed the recent performance of the International Equity Fund. The Board discussed the historical performance of State Street as an International portfolio manager and determined that State Street would better manage the Fund, due to their expansive international presence and historical performance in managing international funds.

Description of QA

      QA is an affiliate of U.S. Boston Capital Corporation, the Funds' Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA President and Trustee of the Funds, Leon Okurowski, Treasurer and Trustee of the Funds, individually and jointly with their spouses, together own 100% of the Manager's outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

     The Board of Trustees and officers of Quant Funds both individually and as a group, own less than one percent of the International Equity Fund's Ordinary outstanding shares and 17.66% of the International Equity Fund's Institutional outstanding shares. None of the Trustees or officers of Quant Funds owns any percentage of State Street.

      In addition to Investment Management Services as described above, QA also provides transfer agent, registrar and dividend disbursing agent services to Quant Funds pursuant to a Transfer Agency and Services Agreement between QA and Quant Funds (the "Transfer Agency Agreement"). QA also provides certain administrative and record keeping services under the Transfer Agency Agreement. For providing these services, QA receives (i) a fee equal to 0.16% of the average daily net assets of each Fund of Quant Funds. QA is also reimbursed by Quant Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses and for other services requested by the Trustees. For the fiscal year ended March 31, 2000, QA received $49,407 from the International Equity Fund for all services pursuant to the Transfer Agency Agreement.

Control Persons and Principal Holders of Securities

     As of October 31, 2000, the control persons and principal holders of the International Equity Fund were:

Name and Address                  % of Outstanding Institutional Shares

     USB Corporation                             58.35%
     55 Old Bedford Road
     Lincoln, MA  01773

     National Financial Services Corp.
     P.O. Box 3908
     New York, NY  10008                         24.15%

     Leon Okurowski
     50 Musterfield Road
     Concord, MA  01742                          13.01%


Fund Transactions and Brokerage

     Subject to the general supervision of the Board of Trustees, QA and the Advisor are responsible for the International Equity Fund's portfolio transactions. Generally, securities are purchased for the International Equity Fund for investment income and/or capital appreciation and not for short-term trading profits. However, the International Equity Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to QA or the Advisor.

      Subject to the arrangements and provisions described below, the Advisor of the International Equity Fund usually makes the selection of a broker or dealer to execute portfolio transactions. The Management Agreement and the Advisory
Agreement provide, in substance and subject to specific directions from Quant Funds' Board of Trustees and officers of QA, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Advisor will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

      In addition, the Advisory Agreement authorizes QA (while exercising investment discretion) and the Advisor, in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the International Equity Fund, QA and/or to the Advisor (or their affiliates). QA (while exercising investment discretion) and the Advisor are authorized to cause the International Equity Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. QA (while exercising investment discretion) or the Advisor must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which QA or the Advisor exercises investment discretion.

      In addition, if requested by the International Equity Fund, QA (when exercising investment discretion) and the Advisor may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to the International Equity Fund or QA so long as the Advisor believes in good faith that the broker can be expected to obtain the best price on a particular transaction and the International Equity Fund determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the International Equity Fund, or to QA for the benefit of its clients for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the International Equity Fund a lower commission on the particular transaction.

      QA does not expect the International Equity Fund ordinarily to effect a significant portion of its total brokerage business with brokers affiliated with QA or the Advisor. However, the Advisor may affect portfolio transactions for the International Equity Fund with a broker affiliated with the Advisor, as well as with brokers affiliated with other Advisors, subject to the above considerations regarding obtaining the best net price and execution.

Affiliated broker/dealers

       Advisor                    Broker/Dealer
  Quantitative Investment         U.S. Boston Capital
  Advisors, Inc. d/b/a            Corporation
  Quantitative Advisors

The International Equity Fund effected no portfolio transactions with brokers affiliated with the Advisors for the Funds for the fiscal year ended March 31, 2000.

Additional Information

     Quant Funds is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.

     Copies of the most recent annual and semi-annual reports are available without charge. To obtain a copy, call or write
Quantitative Advisors at 55 Old Bedford Road, Lincoln, MA 01773
(800) 331-1244.

                                   By Order of the Board of
Trustees,
                                        Frederick S. Marius
                                        Clerk
Dated: November 27, 2000
                              EXHIBIT A
                        ADVISORY CONTRACT

      Advisory Contract ("Contract") dated as of _____________, 2000, between QUANTITATIVE INVESTMENT ADVISORS d/b/a QUANTITATIVE ADVISORS, INC., a Delaware corporation (the "Manager") and STATE STREET GLOBAL ADVISORS, A DIVISION OF STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation (the "Advisor").

     Witnesseth:

      That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.   SERVICES TO BE RENDERED BY ADVISOR TO TRUST.

      (a) Subject always to the control of the trustees (the "Trustees") of Quantitative Group of Funds d/b/a Quant Funds, a Massachusetts business trust (the "Trust"), and the Manager, the Advisor, at its expense, will furnish continuously an investment program for the Quant International Equity Fund (the "Fund") of the Trust. The Advisor will determine what securities shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. In the performance of its duties, the Advisor will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as amended, and the stated investment objectives, policies and restrictions of the Fund as set forth in the then current Prospectus and/or Statement of Additional Information of the Trust and with other written policies which the Trustees or the Manager may from time-to-time determine and of which the Advisor has received notice. In furnishing an investment program to the Fund and in determining what securities shall be purchased, held, sold or exchanged by the Fund, the Advisor shall (1) comply in all material respects with all provisions of applicable law governing its duties and responsibilities hereunder, including, without limitation, the Investment Company Act of 1940 (the "1940 Act"), and the Rules and Regulations thereunder; the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies and all Rules and Regulations thereunder; the Insider Trading and Securities Fraud Enforcement Act of 1988; and such other laws as may be applicable to its activities as Advisor to the Fund and
(2) use its best efforts to manage the Fund so that the Fund will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Advisor shall make its officers and employees available to the Manager or Trustees from time-to-time at reasonable times to review investment policies of the Fund and to consult with the Manager or Trustees regarding the investment affairs of the Fund.
      (b) The Advisor, at its expense, will (1) furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder, (2) keep records relating to the purchase, sale or current status of portfolio securities, (3) provide clerical personnel and equipment necessary for the efficient rendering of investment advice to the Fund, (4) furnish to the Manager such reports and records regarding the Fund and the Advisor as the
Manager or Trustees shall from time-to-time request, and, (5) upon reasonable notice, review written references to the Advisor, or its methodology, whether in a Prospectus, Statement of Additional Information, sales material or otherwise. The Advisor shall have no obligation with respect to the determination of the Fund's net asset value, except to provide the Trust's custodian with information as to the securities held in the Fund's portfolio. The Advisor shall not be obligated to provide shareholder accounting services.

     (c) The Advisor shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Advisor. In the selection of such brokers or dealers and the placing of such orders, the Advisor shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Advisor, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such written policies as the Trustees or the Manager may determine, and of which the Advisor has received notice and which the Advisor has accepted in writing, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor and/or the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's and/or Manager's overall responsibilities with respect to the Trust and to other clients as to which the Advisor and/or Manager or persons controlled by or under common control with the Advisor and/or Manager exercise investment discretion. The Advisor agrees that in connection with purchase or sales of portfolio instruments for the Fund's account, neither the Advisor nor any officer, director, employee or agent of the Advisor shall act as principal or receive any commission other than as provided in Section 3.


     (d) The assets of the Fund shall be held by the Trust's custodian in an account that the Trust has directed the Custodian to open. The Advisor shall at no time have custody or physical control of any of the assets of the Fund. The Manager shall cause such custodian to provide the Advisor with such information and reports concerning the Fund or its assets as the Advisor may from time to time reasonably request and to accept instructions from the Advisor with respect to such assets and transactions by the Fund in the performance of the Advisor's duties hereunder. The Advisor shall have no liability or obligation to pay the cost of such custodian or any of its services.

      (e) Advice rendered to the Fund shall be confidential and may not be used by any shareholder, Trustee, officer, director, employee or agent of the Trust or of the Manager or by the advisor of any other fund of the Trust. Non-public information provided to the Manager on a confidential basis regarding the methodology of the Advisor shall not be made publicly available by the Manager, except that such information may be disclosed to the Trustees and may be disclosed to the extent necessary to comply with the federal and state securities laws and, after notice to the Advisor, upon order of any court or administrative agency or self regulatory organization of which the Manager or its affiliates are members.

      (f) The Advisor shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Advisor pursuant to this Section 1.

2.   OTHER AGREEMENTS, ETC.

      It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Advisor, and in any person controlled by or under common control with the Advisor, and that the Advisor and any person controlled by or under common control with the Advisor may have an interest in the Trust. It is also understood that the Advisor and persons controlled by or under common control with the Advisor have and may have advisory, management, service or other contracts with other organizations (including other investment companies and other managed accounts) and persons, and may have other interests and businesses.

      Nothing in this Contract shall prohibit the Advisor or any of its affiliates from providing any services for any other person or entity or limit the services which the Advisor or any such affiliate can provide to any person or entity. The Manager understands and agrees that the Advisor and its affiliates perform investment advisory and investment management services for various clients other than the Manager and the Trust. The Manager agrees that the Advisor and its affiliates may give advice and take action in the performance of duties with respect to any other client which may differ from advice given, or the timing or nature of action taken, with respect to the Fund. Nothing in this Contract shall be deemed to impose upon the
Advisor any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other property which the Advisor or any of its affiliates may purchase or sell for its own account or for the account of any other client, so long as it continues to be the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

3.   COMPENSATION TO BE PAID BY THE MANAGER TO THE ADVISOR

     The Manager will pay to the Advisor, as compensation for the Advisor's services rendered and for the expenses borne by the Advisor pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.50% of the first $30 million, 0.40% of amounts in excess of $30 million but less than $100 million and 0.35% of amounts in excess of $100 million of average daily total net assets, with an annual minimum of $75,000. Such fee shall be paid by the Manager and not by the Fund out of the management fee paid by the Trust to the Manager pursuant to the Management Contract between the Manager and the Trust or out of any other funds available to the Manager. Such average daily net asset value of the Fund shall be determined by taking an average of all the determinations of such net asset value during such month at the close of business on each business day, and for non-business days, the net asset value determined on the previous business day, during such month while this Contract is in effect. Such fee shall be payable for each month within 30 days after the end of each month.

      If the Advisor shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.   ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS TO
     THIS CONTRACT

      This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract between the Trust and the Manager is terminated generally, or with respect to the Fund; and this Contract shall not be amended unless (i) such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Fund, and (ii) by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Advisor. Notwithstanding the foregoing, shareholder approval will not be required for amendments to this Contract if the Fund obtains an exemptive order from the Securities and Exchange Commission permitting amendments to this Contract without shareholder approval.

5.   EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective on September 1, 2000 or such other time as shall be agreed upon by the Manager and the Advisor, and shall remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

          (a)  The Trust or the Manager may at any time terminate
this Contract as to the Fund by not more than sixty days' or less
than   thirty  days'  written  notice  delivered  or  mailed   by
registered mail, postage prepaid, to the Advisor, or

           (b) The Advisor may at any time terminate this Contract as to the Fund by not less than one hundred fifty days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager, or

           (c) If (i) the Trustees of the Trust, or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Advisor, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate as to the Fund at the close of business on the second anniversary of the effective date hereof or the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Advisor may continue to serve hereunder in a manner consistent with the 1940 Act and the Rules and Regulations thereunder.

      Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

      Termination  of this Contract pursuant to  this  Section  5 shall be without the payment of any penalty.

6.   CERTAIN DEFINITIONS

      For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Trust or the Fund, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Trust or the Fund, as the case may be, entitled to vote at such meeting, whichever is less.

      For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission ("SEC") under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given by the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.   NONLIABILITY OF ADVISOR.

      Notwithstanding any other agreement to the contrary, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, its partners, officers, directors, employees or agents or reckless disregard of the Advisor's obligations and duties hereunder, neither the Advisor nor its officers, directors, employees or agents shall be subject to any liability to the Trust or to the Manager, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder, unless the Advisor is claiming indemnity from any of them in connection herewith, but then only to the extent of the indemnity obtained.

8.   VOTING OF SECURITIES.

      The Advisor shall have the power to vote, either in person or by proxy, all securities in which assets of the Fund may be invested from time to time and shall not be required to seek or take instructions from the Manager or the Trustees of the Trust, or to take any action, with respect thereto.

9.   REPRESENTATIONS AND COVENANTS OF THE MANAGER.

           (a) The Manager represents that the terms of this Contract do not violate any obligation by which it is bound, whether arising by contract, operation of law or otherwise, and that it has the power, capacity and authority to enter into this Contract and to perform in accordance herewith. In addition, the Manager represents, warrants and covenants to the Advisor that it has the power, capacity and authority to commit the Trust to this Contract; that a true and complete copy of the Agreement and Declaration of Trust and By-Laws of the Trust and the stated objectives, policies and restrictions of the Fund have been delivered to the Advisor; and that true and complete copies of every amendment thereto will be delivered to the Advisor as promptly as practicable after the adoption thereof. The Manager agrees that notwithstanding any other provision of this Contract to the contrary, the Advisor will not be bound by any such amendment until the Advisor has received a copy thereof and has had a reasonable opportunity to review it.

           (b) The Manager shall indemnify and hold harmless the Advisor, its partners, officers, employees and agents and each person, if any, who controls the Advisor within the meaning of any applicable law (each individually an "Indemnified Party") from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of an Indemnified Party's counsel, other than attorneys' fees and costs in relation to the preparation of this Contract; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys' fees and costs or damages arising from the failure of the Advisor to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Contract) to which the Advisor or any other Indemnified Party may become subject under any federal or state law as a result of any failure of the Manager or, if caused by any failure of the Manager, of the Trust or the Fund, to disclose a material fact, or any omission by the Manager, or, if caused by any failure of the Manager, of the Trust or the Fund, to disclose a material fact, in any document relating to the Trust or the Fund, except any failure or omission caused solely by (i) the incorporation in any such document of information relating to the Advisor which is furnished to the Manager in writing by or with the consent of the Advisor expressly for inclusion in such document or (ii) a breach, of which the Manager was not aware, by the Advisor of its duties hereunder. With respect to any claim for which an Indemnified Party is entitled to indemnity hereunder, the Manager shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Indemnified Party or investigating and/or defending any claim asserted or threatened by any party, subject always to the
Manager first receiving a written undertaking from the Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Indemnified Party was not entitled to indemnification hereunder with respect of such claim.

           (c) No public reference to, or description of, the Advisor or its methodology or work shall be made by the Manager or the Trust, whether in a prospectus, Statement of Additional Information or otherwise, unless the Manager provides the Advisor with a reasonable opportunity to review any such reference or description prior to the first use of such reference or description.

10.  REPRESENTATIONS AND COVENANTS OF THE ADVISOR.

          (a) The Advisor represents that the terms of this Contract do not violate any obligation by which it is bound, whether arising by contract, operation of law, or otherwise, and that it has the power, capacity and authority to enter into this Contract and to perform in accordance herewith.

           (b) The Advisor shall immediately notify the Manager in the event that the Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Contract; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or any other regulatory authority. The Advisor further agrees to notify the Manager immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

          (c) The Advisor agrees to maintain such books and records with respect to its services to the Fund as are required under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Advisor also agrees that records it maintains and preserves pursuant to Rule 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

           (d) The Advisor shall provide the Manager with quarterly representations regarding the compliance of its employees with the Advisor's code of ethics governing personal securities transactions. The Advisor shall provide the Manager with copies of any revisions to its code of ethics.

           (e) The Advisor shall indemnify and hold harmless the Manager, the Fund, their partners, officers, employees and agents and each person, if any, who controls the Manager or Fund within the meaning of any applicable law (each individually an "Indemnified Party") from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of an Indemnified Party's counsel, other than attorneys' fees and costs in relation to the preparation of this Contract; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys' fees and costs or damages arising from the failure of the Manager to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Contract) arising from Advisor's (or its respective agents' and employees') failure to perform its duties and assume its obligations hereunder, including any action or claim against the Manager based on any alleged untrue statement or misstatement of a material fact made or provided in writing by or with the consent of Advisor contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund and shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made known or provided by the Advisor to the Manager. With respect to any claim for which an Indemnified Party is entitled to indemnity hereunder, the Advisor shall assume the reasonable expenses and costs (including any reasonable attorneys' fees and costs) of the Indemnified Party of investigating and/or defending any claim asserted or threatened by any party, subject always to the Advisor first receiving a written undertaking from the Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Indemnified Party was not entitled to indemnification hereunder with respect of such claim.

11.  USE OF NAME.

      It is understood that the name of the Fund (as it may be changed from time to time while the Advisor provides services pursuant to this Contract) or any derivative thereof or logo associated with that name is the valuable property of the Trust and/or its affiliates, and that the Advisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Advisor is Advisor to the Trust and/or the Fund. Upon termination of this Contract the Advisor shall forthwith cease to use such name (or derivative or logo).


12.  GOVERNING LAW.

      This  Contract  shall  be governed by,  and  construed  and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws, except to the extent such laws shall be preempted by the Investment Company Act of 1940 or by other applicable laws.

13.  INDEPENDENT CONTRACTOR.

     Advisor shall for all purposes of this Contract be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Fund in any way or otherwise be deemed to be an agent of the Fund. Likewise, the Fund, the Manager and their affiliates, agents and employees shall not be deemed agents of the Advisor and shall have no authority to bind the Advisor.

14.  MISCELLANEOUS.

          (a) The captions of this Contract are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (b) In the event that the Advisor or Manager is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof. The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be reasonably withheld.

           (c) This Contract may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.


      IN WITNESS WHEREOF, QUANTITATIVE INVESTMENT ADVISORS, INC d/ba QUANTITATIVE ADVISORS, INC. and STATE STREET GLOBAL ADVISORS, A DIVISION OF STATE STREET BANK AND TRUST COMPANY have each caused this instrument to be signed in duplicate in its behalf, all as of the day and year first above written.

                              QUANTITATIVE INVESTMENT ADVISORS,
                              INC. d/b/a QUANTITATIVE ADVISORS,
                              INC.



                              By___________________________
                                  Frederick S. Marius
                                  President


                              STATE STREET GLOBAL ADVISORS, A
                              DIVISION OF STATE STREET BANK AND
                              TRUST COMPANY

                              By__________________________

                                   Timothy B. Harbert
                                   Executive Vice President